                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly  Report of American  Italian Pasta Company
(the  "Company") on Form 10-Q for the  quarterly  period ended April 2, 2004, as filed with the  Securities  and Exchange  Commission on or about the date hereof
(the "Report"),  the  undersigned,  in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the
Sarbanes-Oxley  Act of  2002,  that,  to our  knowledge:  (1) The  Report  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) The  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

May 12, 2004                           /s/ Timothy S. Webster
                                       -----------------------------------------
                                       Timothy S. Webster
                                       President and Chief Executive Officer

May 12, 2004                           /s/ Warren B. Schmidgall
                                       -----------------------------------------
                                       Warren B. Schmidgall
                                       Executive Vice President and
                                       Chief Financial Officer